UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

September 30, 2020
Date of Report (date of earliest event reported)

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA, 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2020, Retrophin, Inc. (the “Company”) entered into a Master Manufacturing Supply Agreement (the “Supply Agreement”) with STA Pharmaceutical Hong Kong Limited, a subsidiary of WuXi AppTec (“WuXi STA”), pursuant to which the parties will enter into one or more purchase orders under which WuXi STA agrees to manufacture, and the Company agrees to purchase from WuXi STA, commercial quantities of the active pharmaceutical ingredient (“API”) for sparsentan, the Company’s investigational product candidate currently in Phase 3 clinical development. Subject to certain conditions, the Supply Agreement provides that the Company purchase from WuXi STA a minimum percentage of its annual requirements for sparsentan API, but the Company is not obligated to use WuXi STA as its sole supplier of sparsentan API.

The initial term of the Supply Agreement began on September 30, 2020 and will continue for five years, with an automatic two-year extension in favor of the Company. Thereafter, the Supply Agreement will automatically renew for successive two-year terms, unless WuXi STA provides 24 months’ advance written notice of termination. The Company has the right to terminate the Supply Agreement at will at any time upon 12 months’ advance written notice, provided that any then-open purchase orders will remain in effect and be binding on both parties. Additionally, each party may terminate the Supply Agreement upon uncured material breach thereof by the other party or upon the other party’s insolvency or bankruptcy.

The foregoing description is only a summary of certain provisions of the Supply Agreement and is qualified in its entirety by the terms of the Supply Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

ITEM 9.01 Financial Statements and Exhibits.
(d)

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.
Dated: October 6, 2020	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary